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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              JANUARY 21, 2004

                               MAIL-WELL, INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  COLORADO
               (State or Other Jurisdiction of Incorporation)

               1-12551                                 84-1250533
       (Commission File Number)          (IRS Employer Identification Number)

                8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
             (Address of principal executive offices) (Zip Code)

                                303-790-8023
            (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

This filing is being made pursuant to Regulation FD. On January 21, 2004 at presentations to potential purchasers of the Company's new Senior Subordinated Notes, Paul Reilly, the Company's Chairman and CEO stated that analysts estimates of the Company's 2004 EBITDA were $139 million and $140 million, respectively, which were within management's preliminary range of $135 million to $142 million.

Please see the company's press releases dated January 21, 2004, attached hereto as Exhibit 99.1 and 99.2.

This filing may contain certain forward-looking statements of management. It should be understood that all such statements are subject to various uncertainties and risks that could affect their outcome. Please refer to the company's 10-K, 10-Q and other SEC filings for a more detailed discussion of the risks.



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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                        Mail-Well, Inc.
                                        ---------------
                                         (Registrant)


                                        By: /s/ Herbert H. Davis
                                           ------------------------------------
                                           Herbert H. Davis, III
                                           Sr. Vice President and CLO
Date: January 21, 2004